                                                                 Exhibit 99.2(d)


                                LICENSE AGREEMENT
                              (License to Alliance)

         THIS LICENSE AGREEMENT (this "Agreement") dated as of November 4th, 1999 (the "Effective Date"), is entered into between INHALE THERAPEUTIC SYSTEMS, INC., a Delaware corporation ("Inhale"), having a place of business at 150 Industrial Road, San Carlos, California 94070, and ALLIANCE PHARMACEUTICAL CORP., a New York corporation ("Alliance"), having a place of business at 3040 Science Park Road, San Diego, California 92121.


                                R E C I T A L S :

         WHEREAS, Alliance and Inhale have entered an Asset Purchase Agreement dated as of the Effective Date (as amended or restated from time to time, the "Asset Purchase Agreement"), pursuant to which Alliance assigned and sold to Inhale certain patent rights and know-how relating to PulmoSpheres-Registered Trademark- Technology (as defined in the Asset Purchase Agreement).

         WHEREAS, pursuant to the Asset Purchase Agreement, Inhale has agreed to grant to Alliance a license under the assigned patent rights and know-how, together with other intellectual property rights, relating to the PulmoSpheres-Registered Trademark- Technology for all applications outside of the Inhale Field (as defined below), and for certain products within the Inhale Field as to which Alliance exercises its rights under the Product Development Rights Agreement of even date herewith, as amended from time to time (the "Product Development Rights Agreement").

         WHEREAS, pursuant to the Asset Purchase Agreement, Alliance has agreed to grant to Inhale rights under certain intellectual property rights for use in the Inhale Field, as set forth in the License Agreement (License to Inhale) between the parties of even date herewith, as amended from time to time (the "License to Inhale").

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         For purposes of this Agreement, the terms defined in this Article 1 shall have the respective meanings set forth below:

         1.1 "AFFILIATE" shall mean, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person. A Person shall be regarded as in control of another Person if it owns, or directly or indirectly controls, at least fifty percent (50%) of the voting stock or other ownership interest of the other Person, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other Person by any means whatsoever.

* INDICATES CONFIDENTIAL INFORMATION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



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         1.2 "ALLIANCE PRODUCT" shall mean any product for use outside the
Inhale Field which if made, used or sold absent the license granted hereby would infringe one or more Valid Claims of the Assigned Patent Rights, or which in material part uses, incorporates or is based on the Assigned Know-How.

         1.3 "ASSIGNED KNOW-HOW" shall mean all information and data within the Purchased Assets (as defined in the Asset Purchase Agreement) other than the Assigned Patent Rights which is necessary or useful for Alliance to develop, manufacture, commercialize or use products outside the Inhale Field.

         1.4 "ASSIGNED PATENT RIGHTS" shall mean (a) those certain patent applications listed on Schedule A and all foreign counterpart patent applications and patents claiming priority of such patent applications and patents; (b) all patents that in the future issue from the foregoing patent applications, including utility, model and design patents and certificates of invention; (c) all divisionals, continuations, continuations-in-part, reissues, renewals, extensions or additions to any of the foregoing patent applications and patents; and (d) all patent applications filed, and patents that may issue therefrom (including all divisionals, continuations, continuations-in-part, reissues, renewals, extensions or additions to any of such applications or patents), in any country that claim an Assignable Improvement, as defined in
Section 1.3(a) of the License to Inhale. Such patent applications and patents shall include only those in which, in the case of (a) through (c), Inhale has acquired an ownership or licensable interest during the term of this Agreement, and in the case of (d), Inhale has acquired an ownership interest pursuant to
Section 3.3 of the License to Inhale.

         1.5 "COMPETITOR OF INHALE" shall mean *





















         1.6 "CONFIDENTIAL INFORMATION" shall mean, with respect to a party, all information of any kind whatsoever, and all tangible and intangible embodiments thereof of any kind



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whatsoever, which is disclosed by such party to the other party and is marked, identified as or otherwise acknowledged to be confidential at the time of disclosure to the other party. Notwithstanding the foregoing, Confidential Information of a party shall not include information which the other party can establish by written documentation (a) to have been publicly known prior to disclosure of such information by the disclosing party to the other party, (b) to have become publicly known, without fault on the part of the other party, subsequent to disclosure of such information by the disclosing party to the other party, (c) to have been received by the other party at any time from a source, other than the disclosing party, rightfully having possession of and the right to disclose such information, (d) to have been otherwise known by the other party prior to disclosure of such information by the disclosing party to the other party, or (e) to have been independently developed by persons on behalf of the other party without access to or use of such information disclosed by the disclosing party to the other party. For purposes of this Agreement, the Purchased Assets (as defined in the Asset Purchase Agreement) shall constitute Confidential Information of Inhale subject to the provisions of clauses (a) and
(b) of the immediately preceding sentence.

         1.7 "DESIGNATED PRODUCT" shall have the meaning set forth in the Product Development Rights Agreement.

         1.8 "DESIGNATED PRODUCT KNOW-HOW" shall mean all information and data, including but not limited to the toxicological, pharmacological, clinical and chemical data, specifications, regulatory submissions, medical uses, adverse reactions, formulations and quality control methods, which is not generally known, and which is necessary or useful for Alliance to develop, manufacture, commercialize or use Designated Products, in which Inhale now has or hereafter acquires an ownership or licensable interest.

         1.9 "DESIGNATED PRODUCT PATENT RIGHTS" shall mean (a) all patents and patent applications in any country that claim the Designated Products or the use thereof, or any process reasonably necessary or useful in the development or manufacture of the Designated Products; (b) all patents that in the future issue from such patent applications, including utility, model and design patents and certificates of invention; and (c) all divisionals, continuations, continuations-in-part, reissues, renewals, extensions or additions to any such patent applications and patents; in each case in which Inhale now has or hereafter acquires an ownership or licensable interest. The Designated Product Patent Rights may include without limitation the Assigned Patent Rights.

         1.10 "INHALE FIELD" shall mean uses of perforated microstructures within the respiratory tract, including without limitation the nasal passage; provided, however, the Inhale Field shall not include the use of perforated microstructures in connection with the direct intratracheal or direct pulmonary administration (e.g., via bronchoscope or endotracheal tube) of fluorochemicals or other liquids. For clarity, the Inhale Field includes the administration of perforated microstructures containing compounds by means of metered dose inhaler, dry powder inhaler, nasal spray, or by nebulization of perforated microstructures formulated with fluorochemicals as suspending agents, provided that the quantities of fluorochemicals so included in such formulation for nebulization do not exceed that which is commercially reasonably necessary to provide effective delivery of the active agent. It is presently anticipated that the quantities of



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fluorochemicals to be used for nebulization of an active agent by or on behalf of Purchaser will not exceed 5 ml per dose.

         1.11 "LICENSE TO INHALE" shall have the meaning set forth in the Recitals.

         1.12 "LICENSED KNOW-HOW" shall mean, collectively, the Assigned Know-How and the Designated Product Know-How

         1.13 "LICENSED PATENT RIGHTS" shall mean, collectively, the Assigned Patent Rights and the Designated Product Patent Rights.

         1.14 "MAJOR PHARMACEUTICAL COMPANY" means *





         1.15 "PERSON" shall mean an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

         1.16 "PRODUCT" shall mean either an Alliance Product or a Designated Product, and "Products" shall mean, collectively, all Alliance Products and Designated Products.

         1.17 "PRODUCT DESIGNATION PERIOD" shall have the meaning set forth in the Product Development Rights Agreement.

         1.18 "PRODUCT DEVELOPMENT RIGHTS AGREEMENT" shall have the meaning set forth in the Recitals.

         1.19 "PULMONARY DRUG DELIVERY COMPANY" shall mean *



         1.20 "THIRD PARTY" shall mean any Person other than Inhale, Alliance and their respective Affiliates.

         1.21 "VALID CLAIMS" shall mean a claim in a pending patent application, or an unexpired, issued claim contained within a patent which issued therefrom and has not been found to be unpatentable, invalid or unenforceable by a court or other authority in the subject country from which decision an appeal is taken or can be taken.

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         Each party hereby represents and warrants to the other party as follows:



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         2.1 CORPORATE EXISTENCE. Such party is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated.

         2.2 AUTHORIZATION AND ENFORCEMENT OF OBLIGATIONS. Such party (a) has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (b) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms.

         2.3 NO CONFLICT. The execution and delivery of this Agreement and the performance of such party's obligations hereunder (a) do not conflict with or violate any requirement of applicable laws or regulations, and (b) do not conflict with, or constitute a default under, any contractual obligation of it.

                                    ARTICLE 3

                           LICENSE GRANTS/LICENSE FEES

         3.1 OUTSIDE THE INHALE FIELD. Inhale hereby grants to Alliance an irrevocable, exclusive, worldwide, royalty-free license (including the exclusive right to grant sublicenses) under the Assigned Patent Rights and Assigned Know-How for use outside the Inhale Field, including without limitation the right to make, use, offer for sale, sell and import Alliance Products for use outside the Inhale Field.

         3.2 RESEARCH USES. Inhale hereby grants to Alliance a non-exclusive, worldwide, royalty-free license (without the right to grant sublicenses, other than to its Affiliates) under the Assigned Patent Rights and Assigned Know-How to perform research and development activities to identify products with respect to which Alliance may desire to exercise a Call Right therefor under the Product Development Rights Agreement. Such license shall be effective until the first to occur of (i) any date on which an Improvement made by Alliance would not be automatically assigned to Inhale under Section 3.3 of the License to Inhale, or
(ii) expiration or termination of the Product Designation Period.

         3.3 DESIGNATED PRODUCTS. Inhale hereby grants to Alliance an irrevocable, exclusive, worldwide (subject to Section 3.9 of the Product Development Rights Agreement), royalty-free license (including the exclusive right to grant sublicenses to Third Parties that are not Competitors of Inhale, subject to Section 3.7 of the Product Development Rights Agreement) under the Designated Product Patent Rights and Designated Product Know-How to use, offer for sale, sell and import Designated Products for all purposes. If Alliance obtains the right to manufacture or have manufactured a powder formulation of the active substance included in a Designated Product pursuant to Section 3.5 of the Product Development Rights Agreement, then the foregoing license shall be expanded to include the right to manufacture or have manufactured a powder formulation of such active substance of such Designated Product.

         3.4 TRADEMARKS. Subject to this Section 3.4, Inhale grants to Alliance a worldwide, nonexclusive, royalty-free license to use the trademarks PulmoSpheres-Registered Trademark- and Homodispersion-TM-



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(the "Marks") solely in connection with the commercialization of Designated
Products. Alliance shall not use the Marks in connection with any other goods or services without Inhale's prior written consent. Alliance shall use the Marks only in a manner consistent with commercially reasonable written guidelines to be established by Inhale and shall indicate on any materials on which the Marks appear that Inhale is the owner of the Marks. Alliance shall comply with all applicable laws and regulations pertaining to the proper use and designation of trademarks in each country in which Alliance uses the Marks, and shall provide all materials on which it intends to use the Marks to Inhale for prior review and approval of the manner in which the Marks are used.

         3.5 ALLIANCE COVENANT. Except in the case of Designated Products, Alliance shall not use or sell knowingly products or compounds for use in the Inhale Field that are made using or that incorporate PulmoSpheres-Registered Trademark- Technology.

         3.6 LICENSE FEE. As provided in section 1.15 of the Asset Purchase Agreement, in partial consideration of the license, Alliance shall issue to Inhale on the Effective Date shares of Alliance's common stock in a number equal to the quotient of $5,000,000 divided by the average closing price of Alliance's common stock for the fifteen (15) trading days preceding the Effective Date. The shares of Alliance's common stock are being issued pursuant to Common Stock Purchase Agreement dated the Effective Date between Alliance and Inhale.

                                    ARTICLE 4

                                 CONFIDENTIALITY

         4.1 CONFIDENTIAL INFORMATION. For a period of seven (7) years following the Effective Date, each party shall maintain in confidence all Confidential Information disclosed by the other party, and shall not use, disclose or grant the use of the Confidential Information except on a need-to-know basis to its Affiliates' and actual or potential sublicensees, directors, officers, employees, agents, consultants, clinical investigators, contractors, distributors or permitted assignees, to the extent such disclosure is reasonably necessary in connection with such party's activities in connection with its performance under and exercise of rights expressly provided in this Agreement. To the extent that disclosure is authorized by this Agreement, prior to disclosure, a party hereto shall obtain agreement of any such Person to hold in confidence and not make use of the Confidential Information of the other party for any purpose other than those permitted by this Agreement.

         4.2 TERMS OF THIS AGREEMENT. Except as otherwise provided in this
Article 4, neither party shall disclose any terms or conditions of this Agreement to any Third Party without the prior consent of the other party. Notwithstanding the foregoing, prior to execution of this Agreement, the parties shall have agreed upon the substance of information that can be used to describe the terms of this transaction, and each party may disclose such information, as modified by mutual agreement from time to time, without the other party's consent.

         4.3 PERMITTED DISCLOSURES. The confidentiality obligations contained in this Article 4 shall not apply to the extent that the receiving party (the "Recipient") is required (a) to disclose information by law, order or regulation of a governmental agency or a court of competent



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jurisdiction, or (b) to disclose information to any governmental agency for purposes of obtaining approval to test or market a product, provided in either case that the Recipient shall provide written notice thereof to the other party and sufficient opportunity to object to any such disclosure or to request confidential treatment thereof, and shall use reasonable efforts to secure confidential treatment of, or a protective order for, the information so required to be disclosed.

                                    ARTICLE 5

                             LICENSED PATENT RIGHTS

         5.1 PROSECUTION AND MAINTENANCE.

             5.1.1 Subject to the provisions of this Section 5.1, Inhale shall be responsible for and shall control, at its sole cost, the preparation, filing, prosecution (including oppositions) and maintenance of the Licensed Patent Rights. Inhale shall consider in good faith the interests of Alliance in so doing. Inhale (a) shall supply Alliance with a copy of each patent application within the Licensed Patent Rights as filed, together with notice of its filing date and serial number; (b) shall consult with Alliance regarding the prosecution and maintenance of the Licensed Patent Rights, and shall implement all reasonable requests of Alliance regarding claims with application outside the Inhale Field or claims to the Designated Products or their use; and (c) shall inform Alliance promptly of the allowance and issuance of each patent within the Licensed Patent Rights, together with the date and patent number thereof, and shall provide Alliance with a copy of such patent as issued.

             5.1.2 Inhale shall *



                      the Inhale Field. Inhale (a) shall *



                relating to such applications; (b) shall *

                                   (c) shall *



                                 and (d) shall *

             5.1.3 If requested by Alliance *

             the Inhale Field. With respect to each such patent application and patent issuing therefrom *

         . For any patent application or patent *

                              Alliance (a) shall *



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*                                and (b) shall *



                                                                           prior
to any proposed action. Notwithstanding the foregoing, if *

             5.1.4 If Inhale elects to *







                                Alliance shall *







             5.1.5 Each party shall cooperate with the other, execute all lawful papers and instruments and make all rightful oaths and declarations as may be necessary in the preparation, filing, prosecution and maintenance of the Licensed Patent Rights.

         5.2 ENFORCEMENT OF PATENT RIGHTS. Each party shall notify the other party of any infringement known to such party of any Licensed Patent Rights and shall provide the other party with the available evidence, if any, of such infringement.

             5.2.1 Subject to the provisions of Sections 5.2.2 and 5.2.3 below, Inhale shall have the right, at its sole cost and in its sole discretion, to determine the appropriate course of action to enforce the Licensed Patent Rights or otherwise abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce the Licensed Patent Rights, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to the Licensed Patent Rights, and shall consider, in good faith, the interests of Alliance in so doing.

             5.2.2 Except as provided in the last sentence of this Section 5.2.2, *




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*





All monies recovered upon final judgment or settlement of any such suit to enforce the Licensed Patent Rights as permitted under this Section 5.2.2 shall first be allocated to reimburse each party's expenses incurred in conducting such action and then allocated between the parties in proportion to their respective damages incurred by reason of such infringement, as determined in such suit, or as agreed upon in such settlement.

             5.2.3 If Alliance learns that a Third Party is infringing the Designated Product Patent Rights by making and selling a product competitive with a Designated Product, *






















All monies recovered upon final judgment or settlement of any such suit to enforce the Designated Product Patent Rights as permitted under this Section
5.2.3 shall first be allocated to reimburse each party's expenses incurred in conducting such action and then allocated between the parties in proportion to their respective damages incurred by reason of such infringement, as determined in such suit, or as agreed upon in such settlement.

             5.2.4 Notwithstanding the foregoing, the non-controlling party shall reasonably cooperate with the controlling party, at the expense of the controlling party, in the planning and prosecution of any action to enforce the Licensed Patent Rights as set forth above. Each party shall keep the other party and its counsel reasonably informed as to the status of any such action.



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                                    ARTICLE 6

                                 INDEMNIFICATION

         6.1 INDEMNIFICATION. Alliance shall defend, indemnify and hold Inhale harmless from all losses, liabilities, damages and expenses (including attorneys' fees and costs) incurred as a result of any claim, demand, action or proceeding by any Third Party to the extent arising from the research, development, manufacture and sale of Products by Alliance, its Affiliates and sublicensees or the use of Products or the Marks (without regard to culpable conduct), except to the extent arising from the gross negligence or willful misconduct of Inhale, its Affiliates or (sub)licensees (other than Alliance).

         6.2 PROCEDURE. Inhale promptly shall notify Alliance of any claim, demand, action or proceeding for which Inhale intends to claim such indemnification. Alliance shall have the right to participate in, and, to the extent Alliance so desires, jointly with any other indemnitor similarly noticed, to assume the defense thereof with a separate counsel selected by Alliance for all indemnitees similarly situated. At any time, if representation of Inhale by the counsel retained by Alliance would be inappropriate due to actual or potential conflicts of interests between Inhale and any other party represented by such counsel therein, Inhale shall have the right to retain separate counsel, for all Indemnitees similarly situated, at Alliance's sole expense. The indemnity agreement in this Article 6 shall not apply to amounts paid in settlement of any claim, demand, action or proceeding if such settlement is effected without the consent of Alliance, which consent shall not be unreasonably withheld or delayed. The failure to deliver notice to Alliance within a reasonable time after the commencement of any such action or proceeding, if prejudicial to its ability to defend such action or proceeding, shall relieve Alliance of any liability to Inhale under this Article 6, but the omission to deliver such notice to Alliance shall not relieve it of any liability that it may have to Inhale other than under this Article 6. Inhale, its employees and agents, shall reasonably cooperate with Alliance and its legal representatives in the investigation and defense of any claim, demand, action or proceeding covered by this indemnification.

         6.3 INSURANCE. Alliance shall maintain liability insurance (including product liability insurance) with respect to the research, development, manufacture and sale of Products by Alliance, its Affiliates and (sub)licensees (other than Inhale) in such amount as Alliance customarily maintains with respect to the research, development, manufacture and sales of its similar products. Alliance shall maintain such insurance for so long as it or such Affiliates or (sub)licensees continues to research, develop, manufacture or sell Products, and thereafter for so long as Alliance customarily maintains such insurance covering the research, development, manufacture or sale of its similar products.

                                    ARTICLE 7

                                   ARBITRATION

         Any dispute, controversy or claim initiated by either Inhale or Alliance arising out of, resulting from or relating to this Agreement, or the performance by either party of its obligations under this Agreement (other than bona fide third party actions or Proceedings filed or instituted



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in an action or Proceeding by a Third Party against Inhale or Alliance), shall be finally resolved by binding arbitration. Whenever Inhale or Alliance shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other. Either party may, notwithstanding this Agreement, seek from any judicial authority pre-award interim, provisional or conservatory relief that may be necessary to protect the rights of that party pending the arbitrator's determination of the merits of the controversy. Discovery in any arbitration proceeding under this Article 7 shall be permitted as set forth in the Federal Rules of Civil Procedure with respect to the performance by the parties of their obligations under this Agreement and such other matters as the arbitrator may determine (it being the intent of the parties that full discovery occur with respect to the salient facts). The parties shall apply the Rules of Federal Evidence to the hearing. Any such arbitration shall be conducted under the Comprehensive Rules for Commercial, Real Estate and Construction Cases of the Judicial Arbitration & Mediation Services by a single arbitrator chosen by mutual consent of Inhale and Alliance. Should Inhale and Alliance fail to agree on the selection of an arbitrator, Inhale and Alliance shall each appoint one arbitrator and the two arbitrators shall agree upon a neutral third arbitrator to serve as the sole arbitrator. Any such arbitration shall be held in San Carlos if initiated by Alliance, and in San Diego if initiated by Inhale. The arbitrator shall render his or her decision within thirty (30) days of the completion of the arbitration. The arbitrator shall have the authority to allocate between the parties the costs of arbitration in such equitable manner as he or she determines. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. In no event shall a demand for arbitration be made after the date when institution of a legal or equitable proceeding based upon such claim, dispute or other matter in question would be barred by the applicable statute of limitations or the provisions of this Agreement. The parties hereby waive their right to a jury trial in connection with any matter submitted for resolution by arbitration hereunder, except as provided in the last sentence hereof. Notwithstanding the foregoing, disputes regarding the validity, scope or enforceability of patents shall be submitted to a court of competent jurisdiction in the country where such patent has issued.

                                    ARTICLE 8

                                  MISCELLANEOUS

         8.1 NOTICES. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the parties to the other shall be in writing and delivered to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor, and shall be effective upon receipt by the addressee.

         If to Inhale:     Inhale Therapeutic Systems
                           150 Industrial Road
                           San Carlos, California 94070
                           Attention:  Legal Department

         With copies to:   Cooley Godward LLP
                           Five Palo Alto Square
                           3000 El Camino Real



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


                           Palo Alto, California 94306
                           Attention:  Robert L. Jones, Esq.

         If to Alliance:   Alliance Pharmaceutical Corp.
                           3040 Science Park Road
                           San Diego, California 92121
                           Attention:  President

         With copies to:   Lloyd A. Rowland
                           Vice-President and General Counsel
                           Alliance Pharmaceutical Corp.
                           3040 Science Park Road
                           San Diego, California 92121

         8.2 SEVERABILITY. In the event that any provision of this Agreement, or the application of any such provision to any person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstance other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

         8.3 WAIVER. No failure or delay on the part of any party to exercise any right under this Agreement, operate as a waiver of such right; and no single or partial exercise of any such right shall preclude any other or further exercise thereof or of any other right. No party shall be deemed to have waived any claim arising out of this Agreement, or any right under this Agreement, unless the waiver of such right is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

         8.4 ASSIGNMENT. Except as otherwise expressly provided under this Agreement neither this Agreement nor any right or obligation hereunder may be assigned or otherwise transferred (whether voluntarily, by operation of law or otherwise), without the prior express written consent of the other party; provided, however, that either party may, without such consent, assign this Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its business to which this Agreement relates, or in the event of its merger, consolidation, change in control or similar transaction, except that in no event shall Alliance assign its rights or delegate its obligations under this Agreement to a Competitor of Inhale, and in no event shall Inhale assign its rights under this Agreement to an entity that has fewer than two hundred (200) employees without Alliance's prior written consent, not to be unreasonably withheld. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment or transfer in violation of this Section 8.4 shall be void.

         8.5 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law principles thereof.



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


         8.6 INDEPENDENT CONTRACTORS. Each party hereby acknowledges that the parties shall be independent contractors and that the relationship between the parties shall not constitute a partnership, joint venture or agency. Neither party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other party, without the prior consent of the other party to do so.

         8.7 ENTIRE AGREEMENT. This Agreement, together with the Asset Purchase Agreement, License to Inhale and the Product Development Rights Agreement, contains the entire understanding of the parties with respect to the subject matter hereof. All express or implied representations, agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both parties.

         8.8 INDEPENDENT CONTRACTORS. Each party hereby acknowledges that the parties shall be independent contractors and that the relationship between the parties shall not constitute a partnership, joint venture or agency. Neither party shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other party, without the prior consent of the other party to do so.

         8.9 NO FURTHER RIGHTS. Except as otherwise expressly provided in this Agreement, under no circumstances shall a party, as a result of this Agreement, obtain any ownership interest, license or other right in any invention, discovery, composition or other technology, or in any patent right or other intellectual property right, of the other party. No rights other than those expressly provided in this Agreement are granted to either party hereunder, and no additional rights shall be deemed granted, by implication, estoppel or otherwise.

         8.10 LIMITATION OF LIABILITY. EXCEPT AS OTHERWISE SET FORTH IN ARTICLE 6 ABOVE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY THEORY OF LIABILITY.

         8.11 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall for all purposes be deemed an original.

         8.12 LICENSE ON EARLY TERMINATION OR BANKRUPTCY. All rights or licenses granted under or pursuant to this Agreement by Inhale to Alliance hereunder are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to "intellectual property" as defined under
Section 101 of the U.S. Bankruptcy Code. Inhale agrees that Alliance, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code with respect to the licenses granted to Alliance under such intellectual property. Inhale further agrees that, in the event of the commencement of a bankruptcy proceeding by or against Inhale under the U.S. Bankruptcy Code, Alliance shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, shall be promptly delivered to Alliance (i) upon any such commencement of a bankruptcy proceeding upon Alliance's written request therefor, unless

Inhale elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, following the rejection of this Agreement by or on behalf of Inhale upon written request therefore by Alliance.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                               INHALE THERAPEUTIC SYSTEMS, INC.


                               By:   /s/
                                  ---------------------------------------------

                               Name: Brigid A. Makes
                                     ------------------------------------------

                               Title: Vice President & Chief Financial Officer
                                      -----------------------------------------

                               ALLIANCE PHARMACEUTICAL CORP.


                               By:   /s/
                                  ---------------------------------------------

                               Name: Theodore D. Roth
                                     ------------------------------------------

                               Title: President and Chief Operating Officer
                                      -----------------------------------------

                                   SCHEDULE A

                             ASSIGNED PATENT RIGHTS

Engineered Particulates and Method of Use (USSN 09/219,736; PCT 98/20602)

Stabilized Preparations for Use in Nebulizers (USSN 09/218,213; PCT US 98/20603)

Stabilized Preparations for Use in Metered Dose Inhalers (USSN 09/218,212;
     PCT US 98/20615)

Stabilized Bioactive Preparations and Methods of Use (USSN 09/218,209; PCT US
     98/20613)

Particulate Delivery Systems and Methods of Use (PCT US 99/06855)

                                   SCHEDULE B

                              COMPETITORS OF INHALE


*